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                                                                    Exhibit 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Network Publishing, Inc.:


As independent public accountants, we hereby consent to the use of our report dated December 21, 1999, and to all references to our Firm included in this registration statement on Form F-4.


                                /S/ ARTHUR ANDERSEN LLP

                                    ARTHUR ANDERSEN LLP


Salt Lake City, Utah
December 20, 2000